Exhibit 99.1

Employee and Consultant Compensation Agreement

EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT

THIS EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT (the "Plan") is made this 1st day of February, 2003, among Rocky Mountain Energy Corporation, a Nevada corporation ("RMEC"); and the following individuals who have executed and delivered this Plan by the execution and delivery of the Counterpart Signature Pages or of a separate Consultant Agreement, which are designated as Exhibits "A" through "H" hereof: Steve Lieberman, Paul Bornstein, Mike Pugh, James Hagar, Cheryl Katzenstein, John N. Ehrman, William Brantley, and W. Roderick Johnson.

WHEREAS, the Board of Directors of RMEC has adopted a written compensation agreement for compensation of four employees, and two consultants, all of whom are natural persons; and

WHEREAS, RMEC has engaged the Employees/Consultants to provide services at the request of and subject to the satisfaction of its management; and

WHEREAS, the Employees/Consultants have provided services at the request and subject to the approval of the management of RMEC; and

WHEREAS, a general description of the nature of the services performed and to be performed by the Employees/Consultants and the maximum value of such services under this Plan are listed in the Counterpart Signature Pages and exhibits thereto; and

WHEREAS, RMEC and the Employees/Consultants intend that this Plan and the services performed hereunder shall be made, requested and performed in such a manner that this Plan shall be a "written compensation agreement" as defined in Rule 405 of the Securities and Exchange Commission ("Commission") pursuant to which RMEC may issue "freely tradeable" shares (except as may be limited by "affiliate" status) of its common stock as payment for services rendered pursuant to an S-8 Registration Statement to be filed with the Commission by RMEC;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

Section 1

Compensation Plan

1.1 Employment. RMEC hereby employs the Employees/Consultants and the Employees/Consultants hereby accept such employment, and have and will perform the services requested by management of RMEC to its satisfaction during the term hereof. The services performed by the Employees/Consultants hereunder have been and will be personally rendered by the Employees/Consultants, and no one acting for or on behalf of the Employees/Consultants, except those persons normally employed by the Employees/Consultants in rendering services to others, such as secretaries, bookkeepers and the like.

1.2 Term. All services performed at the request of RMEC by the Employees/Consultants have either been performed and completed, or shall be performed within one year from the date hereof, at which time this Plan shall terminate, unless extended by written agreement of RMEC and the Employees/Consultants for one additional year. If the Plan shall terminate, and options for unearned shares have been exercised and said shares issued to either consultant pursuant to this Plan, said shares shall be returned by Consultant(s) and canceled by RMEC within ten days of said termination.

1.3 Payment. RMEC and the Employees/Consultants agree that RMEC shall pay the Employees/Consultants for the services performed under this Plan by the issuance of shares of its common stock at a price of $.12 per share as set forth in the attached agreements with and/or invoices from the Employees/Consultants; provided, however, such shares of common stock shall be issued pursuant to and shall be subject to the filing and effectiveness of a Registration Statement on Form S-8 covering such shares with the Commission.

1.4 Common Stock Price. To the extent deemed required or necessary and for all purposes of this Plan, the Employees/Consultants shall have an "option" covering such shares of common stock at the per share price set forth in paragraph 1.4 above during the term hereof; the Employees/Consultants assume the risk of any decrease in the per share price or value of the shares of common stock of RMEC that may be issued by RMEC for services performed by the Employees/Consultants hereunder, and the Employees/Consultants agree that any such decrease shall in no way affect the rights, obligations or duties of the Employees/Consultants hereunder.

1.5 Limitation on Services. None of the services rendered by the Employees/Consultants and paid for by the issuance of shares of common stock of RMEC shall be services related to any "capital raising" or "stock promotion" transaction.

1.6 Delivery of Shares. Upon effectiveness of Registration Statement on Form S-8 of the Commission covering the shares, one or more stock certificates representing such shares shall be delivered to the respective Employees/Consultants at the addresses listed on the Counterpart Signature Pages, unless another address shall be provided to RMEC in writing prior to the issuance of such shares.

1.7 Adjustments in the Number of Shares of Common Stock and Price Per Share. RMEC and the Employees/Consultants agree that the per share price of shares of common stock that may be issued by RMEC to the Employees/Consultants for services performed under this Plan has been arbitrarily set by RMEC; however, in the event RMEC shall undergo a merger, consolidation, reorganization, recapitalization, declare a stock dividend of its shares of common stock or cause to be implemented a forward or reverse stock split which affects the present number of issued and outstanding shares of common stock of RMEC prior to the issuance of shares to the Employees/Consultants, that the per share price and the number of shares issuable to the Employees/Consultants for services actually rendered hereunder after such event shall be appropriately adjusted to reflect any such event.

1.8 Effective Date. The Effective Date of the Plan for each of the Employees/Consultants shall be the date set forth on the respective Counterpart Signature Pages.

Section 2

Representations and Warranties of RMEC

RMEC represents and warrants to, and covenants with, the Employees/Consultants as follows:

2.1 Corporate Status. RMEC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

2.2 Compensation Plan. The Board of Directors of RMEC has duly adopted a Compensation Plan as defined in Rule 405 of the Commission pursuant to which RMEC may issue "freely tradeable" shares of its common stock as payment for services rendered, subject to the filing and effectiveness of an S-8 Registration Statement to be filed with the Commission by RMEC.

2.3 Registration Statement on Form S-8. RMEC shall engage the services of a competent professional to prepare and file a Registration Statement on Form S-8 with the Commission to cover the shares of common stock to be issued under the Plan; shall cooperate with such professional in every manner whatsoever to the extent reasonably required or necessary so that such Registration Statement shall be competently prepared, which such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and which such Registration Statement shall become effective immediately upon its filing; such Registration Statement shall be prepared at the sole cost and expense of RMEC; and RMEC will provide to the Employees/Consultants prior to the issuance and delivery of any such shares of common stock a copy of such Registration Statement, the Compensation Plan adopted by its Board of Directors, all quarterly, annual or current reports or other documents incorporated by reference into such Registration Statement and any other similar reports filed or publicly disseminated following the effective date of any such Registration Statement.

2.4 Federal and State Securities Laws, Rules and Regulations. RMEC shall fully comply with any and all federal or state securities laws, rules and regulations governing the issuance of any such shares of common stock.

2.5 Limitation on Services. RMEC shall not request the Employees/Consultants to perform any services in connection with any "capital raising" or "stock promotion" transaction under this Plan.

2.6 Reports With the Commission. RMEC is required to file reports with the Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and RMEC has or will file with the Commission all reports required to be filed by it forthwith, and shall continue to file such reports with the Commission so long as required, but for a period of not less than one year; and such reports are or will be true and correct in every material respect.

2.7 Corporate Authority and Due Authorization. RMEC has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder. Execution of this Plan and performance by RMEC hereunder have been duly authorized by all requisite corporate action on the part of RMEC, and this Plan constitutes a valid and binding obligation of RMEC and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of RMEC.

Section 3

Representations and Warranties of the Employees/Consultants

Each of the Employees/Consultants represents and warrants to, and covenants with, RMEC as follows:

3.1 Employment. Each of the Employees/Consultants hereby accepts employment by RMEC for the services performed pursuant to this Agreement. The services performed by the Employees/Consultants hereunder have been personally rendered by the Employees/Consultants, and no one acting for or on behalf of the Employees/Consultants.

3.2 Sophisticated Investors. Each of the Employees/Consultants represents and warrants that, by reason of income, net assets, education, background and business acumen, the Employees/Consultants have the experience and knowledge to evaluate the risks and merits attendant to an investment in shares of common stock of RMEC, either singly or through the aid and assistance of a competent professional, and are fully capable of bearing the economic risk of loss of the total investment of services.

3.3 Suitability of Investment. Prior to the execution of this Plan, each of the Employees/Consultants shall have provided the services outlined in the respective Counterpart Signature Pages to RMEC, and the Employees/Consultants, singly, or through the advice of a competent professional, fully believe that an investment in shares of common stock of RMEC is a suitable investment for the Employees/Consultants.

3.4 Limitation on Services. None of the services rendered by the Employees/Consultants and paid for by the issuance of shares of common stock of RMEC shall be services related to any "capital raising" transaction.

3.5 Authority and Authorization. Each of the Employees/Consultants has full power and authority to enter into this Plan and carry out the obligations hereunder. Execution of this Plan and performance by the Employees/Consultants hereunder constitutes a valid and binding obligation of the Employees/Consultants and performance hereunder will not violate any other agreement to which any of the Employees/Consultants is a party.

Section 4

Indemnity

RMEC and the Employees/Consultants agree to indemnify and hold the other harmless for any loss or damage resulting from any misstatement of a material fact or omission to state a material fact by the other contained herein or contained in the S-8 Registration Statement of RMEC to be filed hereunder, to the extent that any misstatement or omission contained in the Registration Statement was based upon information supplied by the other.

Section 5

Termination

Prior to the performance of services hereunder, this Plan may be terminated (1) by mutual consent of RMEC and the respective Employees/Consultants in writing; (2) by either the Directors of RMEC or the respective Employees/Consultants if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; and (3) shall automatically terminate at the expiration of the term hereof, provided, however, all representations and warranties shall survive the termination hereof; provided, further, however, that any obligation of RMEC to pay for any services actually rendered by the Employees/Consultants hereunder shall survive any such termination.

Section 6

General Provisions

6.1 Further Assurances. At any time, and from time to time, after the execution hereof, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Plan.

6.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested.

6.3 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

6.4 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

6.5 Governing law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

6.6 Assignment. Neither RMEC nor the Employees/Consultants can assign any rights, duties or obligations under this Plan, and in the event of any such assignment, such assignment shall be deemed null and void.

6.7 Counterparts. This Plan may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Plan effective the day and year first above written.

Rocky Mountain Energy Corporation

By /s/ John N. Ehrman

John N. Ehrman, President and CEO

__________________________________________________________________________________________

EXHIBIT "A"

EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT

COUNTERPART SIGNATURE PAGE

THIS COUNTERPART SIGNATURE PAGE for that certain Employee and Consultant Compensation Agreement between Rocky Mountain Energy Corporation and the undersigned consultant is executed as of the date set forth herein below.

/s/ Steve Lieberman

Date: February 1, 2003

Number of Shares and Maximum Value of Services

General Description of Services Performed

See Exhibit A-1 attached hereto and incorporated herein by reference

EXHIBIT A-1

February 1, 2003

Rocky Mountain Energy Corporation

33 N. Sam Houston Parkway E, Suite 910

Houston, TX 77060

Re: Compensation

Dear Mr. Ehrman:

This will confirm for purposes of any filing requirements that the shares being issued to me by the Company shall constitute full compensation for all amounts owing to me for my services as a director of and consultant to the Company through the end of the calender year 2002.

Sincerely,

/s/ Steve Lieberman

______________________________________________________________________________________________

EXHIBIT "B"

EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT

COUNTERPART SIGNATURE PAGE

THIS COUNTERPART SIGNATURE PAGE for that certain Employee and Consultant Compensation Agreement between Rocky Mountain Energy Corporation and the undersigned consultant is executed as of the date set forth herein below.

/s/ Paul Bornstein

Date: February 1, 2003

Number of Shares and Maximum Value of Services

General Description of Services Performed

See Exhibit B-1 attached hereto and incorporated herein by reference

EXHIBIT B-1

February 1, 2003

Rocky Mountain Energy Corporation

33 N. Sam Houston Parkway E, Suite 910

Houston, TX 77060

Re: Compensation

Dear Mr. Ehrman:

This will confirm for purposes of any filing requirements that the shares being issued to me by the Company shall constitute full compensation for all amounts owing to me for my services as a director of and consultant to the Company through the end of the calender year 2002.

Sincerely,

/s/ Paul Bornstein

____________________________________________________________________________________________

EXHIBIT "C"

EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT

COUNTERPART SIGNATURE PAGE

THIS COUNTERPART SIGNATURE PAGE for that certain Employee and Consultant Compensation Agreement between Rocky Mountain Energy Corporation and the undersigned consultant is executed as of the date set forth herein below.

/s/ Mike Pugh

Date: February 1, 2003

Number of Shares and Maximum Value of Services

General Description of Services Performed

See Exhibit C-1 attached hereto and incorporated herein by reference

EXHIBIT C-1

February 1, 2003

Rocky Mountain Energy Corporation

33 N. Sam Houston Parkway E, Suite 910

Houston, TX 77060

Re: Compensation

Dear Mr. Ehrman:

This will confirm for purposes of any filing requirements that the shares being issued to me by the Company shall constitute full compensation for a portion of the back salary owed to me through the date of October 31, 2002.

Sincerely,

/s/ Mike Pugh

____________________________________________________________________________________________

EXHIBIT "D"

EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT

COUNTERPART SIGNATURE PAGE

THIS COUNTERPART SIGNATURE PAGE for that certain Employee and Consultant Compensation Agreement between Rocky Mountain Energy Corporation and the undersigned consultant is executed as of the date set forth herein below.

/s/ James Hagar

Date: February 1, 2003

Number of Shares and Maximum Value of Services

General Description of Services Performed

See Exhibit D-1 attached hereto and incorporated herein by reference

EXHIBIT D-1

February 1, 2003

Rocky Mountain Energy Corporation

33 N. Sam Houston Parkway E, Suite 910

Houston, TX 77060

Re: Compensation

Dear Mr. Ehrman:

This will confirm for purposes of any filing requirements that the shares being issued to me by the Company shall constitute full compensation for all back salary owed to me through the date of October 31, 2002.

Sincerely,

/s/ James Hagar

________________________________________________________________________________________________

EXHIBIT "E "

EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT

COUNTERPART SIGNATURE PAGE

THIS COUNTERPART SIGNATURE PAGE for that certain Employee and Consultant Compensation Agreement between Rocky Mountain Energy Corporation and the undersigned consultant is executed as of the date set forth herein below.

/s/ Cheryl Katzenstein

Date: February 1, 2003

Number of Shares and Maximum Value of Services

General Description of Services Performed

See Exhibit E-1 attached hereto and incorporated herein by reference

EXHIBIT E-1

February 1, 2003

Rocky Mountain Energy Corporation

33 N. Sam Houston Parkway E, Suite 910

Houston, TX 77060

Re: Compensation

Dear Mr. Ehrman:

This will confirm for purposes of any filing requirements that the shares being issued to me by the Company shall constitute full compensation for all back salary owed to me through the date of October 31, 2002.

Sincerely,

/s/ Cheryl Katzenstein

______________________________________________________________________________________________

EXHIBIT "F"

EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT

COUNTERPART SIGNATURE PAGE

THIS COUNTERPART SIGNATURE PAGE for that certain Employee and Consultant Compensation Agreement between Rocky Mountain Energy Corporation and the undersigned consultant is executed as of the date set forth herein below.

/s/ John N. Ehrman

Date: February 1, 2003

Number of Shares and Maximum Value of Services

General Description of Services Performed

See Exhibit F-1 attached hereto and incorporated herein by reference

EXHIBIT F-1

February 1, 2003

Rocky Mountain Energy Corporation

33 N. Sam Houston Parkway E, Suite 910

Houston, TX 77060

Re: Compensation

Dear Board of Directors:

This will confirm for purposes of any filing requirements that the shares being issued to me by the Company shall constitute full compensation for all back salary owed to me through the date of October 31, 2002.

Sincerely,

/s/ John N. Ehrman

_____________________________________________________________________________________________

EXHIBIT "G"

EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT

COUNTERPART SIGNATURE PAGE

THIS COUNTERPART SIGNATURE PAGE for that certain Consultant Compensation Agreement between Rocky Mountain Energy Corporation and the undersigned consultant is executed as of the date set forth herein below.

/s/ William Brantley

Date: February 1, 2003

Number of Shares and Maximum Value of Services - 1,000,000 shares / $120,000

General Description of Services Performed - Computer, Website design, Implementation and Marketing of same - 6 month period.

See Exhibit G-1 attached hereto and incorporated herein by reference

EXHIBIT G-1

February 1, 2003

Rocky Mountain Energy Corporation

33 N. Sam Houston Parkway E, Suite 910

Houston, TX 77060

Re: Compensation

Dear Mr. Ehrman:

This will confirm for purposes of any filing requirements that the shares being issued to me by the Company shall constitute full compensation for all amounts owing to me as consultant to the Company for services rendered between November 2002 and May 2003.

Sincerely,

/s/ William Brantley

____________________________________________________________________________________________

EXHIBIT "H"

EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT

COUNTERPART SIGNATURE PAGE

THIS COUNTERPART SIGNATURE PAGE for that certain Legal Fee Agreement between Rocky Mountain Energy Corporation and the undersigned attorney is executed as of the date set forth herein below.

/s/ W. Roderick Johnson

Date: February 1, 2003

Number of Shares and Maximum Value of Services - 200,000 shares / $26,000

General Description of Services Performed - Legal fees related to several lawsuits

See Exhibit H-1 attached hereto and incorporated herein by reference

EXHIBIT H-1

February 1, 2003

Rocky Mountain Energy Corporation

33 N. Sam Houston Parkway E, Suite 910

Houston, TX 77060

Re: Compensation

Dear Mr. Ehrman:

This will confirm for purposes of any filing requirements that the shares being issued to me by the Company shall constitute full compensation for all amounts owing to me for my services as an attorney to the Company through the end of the calender year 2002.

Sincerely,

/s/ W. Roderick Johnson
____________________________________________________________________________________________